. . . (1) The 4Q 2024 Earnings Release Supplement should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to Form 8-K filed with the SEC on January 23, 2025. Exhibit 99.2 OceanFirst Financial Corp. 4Q 2024 Earnings Release Supplement(1) January 2025

. . .Legal Disclaimer FORWARD LOOKING STATEMENTS. In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, potential recessionary conditions, levels of unemployment in the Company’s lending area, real estate market values in the Company’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the imposition of tariffs or other domestic or international governmental policies impacting the value of the products of our borrowers, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, the availability of low-cost funding, changes in liquidity, including the size and composition of the Company’s deposit portfolio, and the percentage of uninsured deposits in the portfolio, changes in capital management and balance sheet strategies and the ability to successfully implement such strategies, competition, demand for financial services in the Company’s market area, changes in consumer spending, borrowing and saving habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks, the failure to maintain current technologies, failure to retain or attract employees, the effect of the Company’s rating under the Community Reinvestment Act, the impact of pandemics on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the 2023 Form 10-K, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation and in the Company’s Earnings Release furnished as Exhibit 99.1 to Form 8-K as filed with the SEC on January 23, 2025. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

Overview of OceanFirst

Corporate Overview and Market Data	
Ticker	OCFC (NASDAQ)
HQ	Red Bank, NJ
Branch Network	39 branches; 8 commercial banking centers
Core Markets	New Jersey, New York City, Greater Philadelphia
Expansion Markets	Boston and Baltimore

Balance Sheet and Capital (Q4-24)	
Assets	$13.4 billion
Net Loans	$10.1 billion
Deposits	$10.1 billion
Non-performing Loans / Loans(1)	0.27%
Tang. Equity / Tang. Assets(2)	9.1%
CET1 Ratio(4)	11.2%

Core Profitability (Q4-24)(2)	
Net Income	$22.1 million
EPS	$0.38
Net Interest Margin (%)(3)	2.69%
Efficiency Ratio (%)	67.7%
ROAA (%)	0.65%
ROTCE (%)	7.89%

Q4-24 Loan Portfolio ($'millions)



Home Eq. & Consumer
$230
Residential
$3,050
$5,288
CRE Investor -Owned
$648
C&I
$902
CRE Owner Occupied

Q4-24 Deposit Base ($'millions)



Time deposits
$2,081
Non-interests
$1,617
Savings
$1,066
$1,301
Money market
$4,001
Interest-bearing

Tailored Footprint Across Key Markets



Syracuse
Albany
Boston
Worcester
Springfield
Providence
Hartford
Waterbury
Bridgeport
New York
Allentown
Trenton
Harrisburg
Philadelphia
Baltimore
Dover
Commercial Banking Centers
Retail Branches

Note: All data presented is as of December 31, 2024.
(1) PCD loans are not included in these metrics.
(2) For non-GAAP financial measures, please refer to the 'Non-GAAP Reconciliations' in the Appendices for a reconciliation to GAAP financial information.
(3) Core NIM excludes purchase accounting and prepayment fee income.
(4) CET1 ratio represents an estimate as of Q4-24.

3

. . .Proven Historical Net Interest Income and Loan Growth 4 76,829 120,262 169,218 240,502 255,971 312,951 305,338 377,477 369,731 334,035 3.25% 2015 3.46% 2016 3.52% 2017 3.71% 2018 3.62% 2019 3.16% 2020 2.93% 2021 3.37% 2022 3.02% 2023 2.72% 2024 Net Interest Margin Net Interest Income Strong Net Interest Income Growth ($’000) Net Interest Income CAGR 20% 1,135 1,187 2,023 2,296 3,492 4,378 5,172 5,354 5,288 687 758 1,046 1,189 1,616 1,504 1,620 1,610 1,550 831 1,704 1,749 2,045 2,321 2,309 2,480 2,862 2,980 3,050 453 511 2015 291 2016 281 2017 475 2018 408 2019 339 2020 261 2021 193 2022 251 2023 230 2024 1,988 3,817 3,975 5,589 6,214 7,756 8,623 9,918 10,195 10,118 264 Home Equity & Consumer Residential Owner Occupied CRE & C&I Investor-Owned CRE Significant Growth in Commercial Loan Portfolio ($’millions) Investor-Owned CRE CAGR 30% Owner Occupied CRE / C&I CAGR 15%

. . .Successful Commercial Loan Growth and Geographic Diversification 5 49% 68% 2015 Q4-24 +19% (Commercial % of Loan Portfolio) Commercial Loans by Geography(1) as of Q4-24 Emphasis on Commercial Increase of $5.9B in commercial loans since 2015 39% 29% 23% 9% New Jersey New York Philadelphia Other Markets Total: $6.8B (1) Based on location of collateral. (2) Comprised of Boston, Baltimore, Washington DC, Northern Virginia, and Pittsburgh. (2)

. . .Balanced Approach to Deposit Pricing and Growth 6 Deposit Composition ($’millions) 256 646 867 937 1,373 775 1,542 2,445 2,081 311 673 661 877 898 1,491 1,608 1,488 1,399 1,066 153 784 736 714 1,022 1,301 860 1,627 1,954 2,350 2,539 3,647 4,202 3,830 3,912 4,001 337 783 757 1,151 1,377 2,133 2,412 2,101 1,657 1,617 2015 459 2016 364 607 2017 570 2018 578 2019 2020 2021 2022 2023 2024 1,917 4,188 4,343 5,815 6,329 9,428 9,733 9,675 10,435 10,066 Non-interest-bearing deposits Interest-bearing deposits Money Market Savings Time deposits Strong Deposit Growth ($’millions) 4,343 9,733 9,675 10,435 10,066 2,123 1,616 1,894 123 2015 2016 2017 2018 449 2019 2020 2021 2022 2023 2024 1,917 4,188 5,815 6,329 9,428 Acquired Deposits Organic Deposits 52% 48% Commercial Consumer Total: $10.1B Deposit Stratification

. . .Conservative Credit Risk Profile 7 0.08% 0.05% 0.21% 2016 0.01% 0.36% 0.05% 0.11% 2017 0.03% 0.10% 0.05% 0.13% 2018 0.00% 0.12% 0.04% 0.12% 2019 0.02% 0.30% 0.03% 0.11% 2020 0.00% 0.12% 0.02% 0.07% 2021 0.00% 0.11% 0.02% 0.06% 2022 0.00% 0.19% 0.02% 0.05% 2023 0.00% 0.14% 0.01% 0.10% 2024 0.35% 0.52% 0.31% 0.03% 0.47% 0.22% 0.19% 0.26% 0.27% 0.29% Commercial & Industrial Commercial Real Estate Consumer Residential (1) PCD loans are not included in these metrics. Refer to “Asset Quality” section in the Earnings Release for additional information. 0.31 0.60 0.75 2018 0.22% 0.29 0.59 0.73 2019 0.32% 0.47 0.64 0.15% 0.19 0.40 0.50 20222021 0.45% 0.26 0.38 0.47 2023 0.19%0.19% 0.25 0.53 0.85 Q3-24 0.22% 0.27 Q4-24 0.35 0.73 0.16% 0.89 2016 2020 0.54% 0.52 0.22 0.69 0.85 0.44 2017 0.25% 0.62 0.64 NPA/Assets NPL/Loans Peer Average NPA/Assets Peer Average NPL/Loans Continued Focus on Credit Risk(1)Non-performing Loans by Type as % of Loans(1)

. . . 96 85 118 127 147 185 250 345 347 344 7 7 8 9 9 12 13 13 14 13 0 2 4 6 8 10 12 14 16 18 20 0 50 100 150 200 250 300 350 400 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3-24 Assets per Branch Assets per FTE Operational Efficiency 8 Deposits per Branch ($’millions) (58) bps2.39% 1.81% 2015 2024 Annual Core Non-interest Expense(1) to Total Avg. Assets 3.6x Operating Efficiency ($’millions) 2 6 7 018 2 0 2 3 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. 20 71 69 94 99 113 152 207 255 268 258 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

. . .Business Model Strength Driving Significant Capital Return 9 $12.33 $0.49 $0.55 $12.91 2014 $0.94 $1.01 $13.67 2015 $1.04 $1.55 $12.94 2016 $1.09 $2.15 $13.58 2017 $1.39 $2.77 $14.26 2018 $1.97 $3.45 $15.13 2019 $2.25 $4.13 $14.98 2020 $2.86 $4.81 $15.93 2021 $2.98 $5.55 $17.08 2022 $2.98 $6.35 $18.35 2023 $3.35 2013 $18.98 2024 $13.95 $15.62 $15.53 $16.82 $7.15 $20.55 $21.36 $23.60 $25.61 $27.68 $29.48 $18.42 Cumulative Share Repurchase/Share Cumulative Dividends/Share TBVPCS The growth in TBV per common share (TBVPCS(1)) is attributed to: ▪ Minimally dilutive and strategic acquisitions in critical new markets ▪ Stable and competitive dividend ▪ 112th consecutive quarter ▪ Historical Payout Ratio of 30% to 40% ▪ 1.6 million shares available to be repurchased ▪ Total repurchases of 1,383,238 shares for the year ended December 31, 2024. (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. Growth Since 2013 Tangible Book Value per Share 1 53.9% Total Capital Return per Share 139.0%

. . .Q4-24 Financial Highlights 10 (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) CET1 ratio represents an estimate as of Q4-24. (3) Core NIM excludes purchase accounting and prepayment fee income. Financial Highlights $0.38 Core Diluted EPS(1) $83 million Net Interest Income 0.65% Core ROAA(1) 7.89% Core ROTCE(1) $0.51 Core PTPP Diluted EPS(1) 11.2% CET1 Ratio(2) ▪ Core net interest margin(3) expanded 4 basis points to 2.69% from 2.65%. ▪ Net interest income increased $1 million, or 5% on an annualized basis, from the linked quarter. ▪ Loan growth for the quarter totaled $96 million, or 4% on an annualized basis, reflecting a 20% increase in originations from the linked quarter to $515 million. The loan pipeline remained stable reflecting normal seasonality in Q4-24 at $307 million. ▪ Total deposits, excl. brokered deposits, increased $77 million, or 3% on an annualized basis. Total costs of deposits are trending downward with the 12/31/24 spot rate (2.17%) ending 15 bps lower than our quarterly average in Q4-24.

. . . 11 Quarterly Earnings Update

. . .Loan Portfolio Trends 12 Moderated Loan Growth in the Portfolio ($’millions) ▪ Q4-24 loan growth reflected seasonality and lower loan demand. ▪ Q1-25 loan growth anticipated to be similar to Q4-24. 5,354 5,323 5,325 5,273 5,288 944 915 858 842 902 666 677 616 661 648 2,980 2,965 2,978 3,003 3,050 5.40% 251 Q4-23 5.46% 246 Q1-24 5.46% 242 Q2-24 5.46% 243 Q3-24 5.38% 230 Q4-24 10,195 10,126 10,019 10,022 10,118 Average Loan Yield Home Equity & Consumer Residential C&I CRE Owner Occupied CRE Investor-Owned

Diversified CRE Portfolio with Conservative Risk Profile

CRE Investor-Owned - Collateral Details				
$'millions	CRE: Investor-Owned	% of Total	WA LTV	WA DSCR
Office	1,056	23.3%	55.5	1.82
Retail	1,025	22.6%	53.4	1.98
Multi-Family	888	19.6%	62.5	1.62
Industrial / Warehouse	695	15.3%	49.6	2.14
Hospitality	177	3.9%	47.4	2.05
Other [(1)]	698	15.4%	45.0	1.83
CRE: Investor-Owned	4,539	100.0%	53.5	1.88
Construction	749			
CRE IO and Construction Total	5,288			

- Underlying collateral is diversified.
- Low concentration in the Multi-Family portfolio, which represents 7% of total assets.
- Maturity wall is modest and has a minimal impact: Our CRE Investor-Owned maturity wall, totaling $1.24 billion (or 12% of total loans), is set to mature in 2025 and 2026 with weighted average rates of 5.64% and 3.97%, for each respective cohort. The impact of repriced loans to-date has been benign.

CRE Investor-Owned Portfolio by Geography



Other
9%
MD/DC
MA
3%
3%
NY
32%
NJ
26%
27%
PA/DE

CRE Investor-Owned - Maturity Wall					
	Balance	Weighted Average			% of
Maturity Year	($'millions)	Rate	LTV	DSCR	Loans
2025	776	5.64	56.27	1.69	7.67%
2026	465	3.97	51.79	2.21	4.59%
Total	1,240	5.02	54.59	1.88	12.26%

De minimis underlying concentrations:

- NYC rent-regulated[(2)] multi-family: $30.8 million
- NYC Office Central Business District (CBD): $7.0 million

Notes:

- All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of December 31, 2024, unless otherwise noted.
- WA LTV represents the weighted average of loan balances as of December 31, 2024 divided by their most recent appraisal value, which is generally obtained at the time of origination.
- WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan's respective annual debt service based on the most recent credit review of the borrower.
- WA rate includes borrower fixed rate exposure for loans with swap contracts and excludes any benefit from back-to-back rate swaps.

Footnotes:

(1) Other includes underlying co-operatives, single purpose, stores and some living units / mixed use, investor-owned 1-4 family, land / development, and other.
(2) Rent-regulated multi-family is defined as buildings with >50% rent-regulated units.

13

OceanFirst

Quarterly Credit Trends (1 of 2)

Strong asset quality trends driven by prudent loan growth and credit decisioning.

Non-**Performing Loans and Assets ($'000)**(1)



Includes $1.8MM OREO balance from the acquisition of Spring Garden.
0.26%
0.31%
0.31%
0.25%
8,783
8,783
7,183
1,811
0.27%
0.23%
0.23%
0.22%
0.19%
0.19%
17,582
22,703
23,398
25,252
27,596
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
NPL to total loans
NPA to total assets
NPL - single CRE relationship
OREO
Non-performing loans

Special Mention and Substandard Loans ($'000)

Criticized loans as a % of total loans remain low at 1.56% as of Q4-24 compared to 2.06% as of Q4-19 (pre-pandemic).



2.96%
2.99%
3.45%
3.58%
OCFC 10-Year (2015-2024) Average Criticized Loans / Total Loans = 2.24%
1.44%
1.65%
1.42%
1.89%
1.56%
40,386
69,283
49,767
85,721
54,526
106,551
98,240
92,847
103,384
103,534
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Peer Average Criticized Loans / Total Loans
OCFC Criticized Loans / Total Loans
Special Mention
Substandard

(1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information.

Note #1: At December 31, 2024, of the Special Mention loans and Substandard loans represented above, 95.4% and 71.4% were current on payments, respectively.
Note #2: Peer data is on a one quarter lag.

14

. . .Quarterly Credit Trends (2 of 2) 15 Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’000) 0.07% 0.66% Q4-23 0.07% 0.66% Q1-24 0.06% 0.69% Q2-24 0.06% 0.69% Q3-24 0.06% 0.73% Q4-24 0.73% 0.73% 0.75% 0.75% 0.79% PCD & General Credit Marks ACL 35 349 1,452 -88 -158 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Net Charge-offs (Recoveries)Provision Expense 3,153 3,114 591 517 3,467 Includes $1.4MM non-core day 1 provision relating to Spring Garden acquisition. Note: The allowance for credit losses plus the unamortized credit and PCD marks amounted to $79.6 million or 0.79% of total loans at Q4-24, as compared to $74.7 million, or 0.73% of total loans at Q4-23. 2,041

. . . COVID-19 Pandemic Track Record of Strong Credit Performance 16 ▪ From 2006 to 2024, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s NCO to average loans totaled 12 bps per year compared to 71 bps for all commercial banks between $10 - $50 billion in assets from 2006 to Q3-24. ▪ From 2006 to 2024, peak net charge-offs to average loans for OCFC totaled 56 bps in 2011. Peak charge-offs for commercial banks between $10 - $50 billion in assets were 253 bps in 2009. Global Financial Crisis Hurricane Sandy Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag. (1) Any period with net recoveries is denoted as 0% NCO / Avg Loans in the graph. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1-24 Q2-24 Q3-24 Q4-24 OCFC NCO / Avg Loans Commercial Banks ($10-50 bn) NCO / Avg Loans (1)

. . . 38.00% 2.21% Q4-23 40.00% 2.31% Q1-24 42.00% 2.40% Q2-24 2.38% Q3-24 2.17% Q4-24 Deposit Trends 17 (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022. Rate cuts between 6/30/24 and 12/31/24 reset the beta rate cycle for Q3-24 and Q4-24. ▪ Total deposits, excluding brokered deposits, increased $77 million from the prior quarter. ▪ Non-maturity deposits increased by $90 million (or 1%) from the prior quarter. ▪ The decrease in Q4-24 time deposits was primarily driven by brokered CD run-off of $126 million. ▪ We expect Q1-25 deposit growth to align with loan growth. Deposit Mix Has Stabilized ($’millions) Deposit Beta (1) Cost of Deposits (Spot) 2,445 2,320 2,368 2,221 2,081 1,399 1,260 1,116 1,072 1,066 1,022 1,151 1,210 1,289 1,301 3,912 3,866 3,668 3,896 4,001 1,657 1,640 1,633 1,638 1,617 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 10,435 10,237 9,994 10,116 10,066 Non-Int. Bearing Int. Bearing Checking Money Market Savings Time Deposits Deposit Beta and Cost Trend 38% 40% 42% Cost of Deposits Type of Account Q4-24 Avg. Dec 31 Spot Int. Bearing Checking 2.23% 2.11% Money Market 3.25% 3.00% Savings 0.79% 0.72% Time Deposits 4.34% 4.18% Total (incl. non-int. bearing) 2.32% 2.17%

. . .Net Interest Income and Net Interest Margin Trends 18 (1) Core NIM excludes purchase accounting and prepayment fee income. Core NIM(1) vs NIM NIM Bridge 2.82% 2.77% Q4-23 2.81% 2.77% Q1-24 2.71% 2.67% Q2-24 2.67% 2.65% Q3-24 2.69% 2.69% Q4-24 NIM Core NIM Net Interest Income ($’000) 87,824 Q4-23 86,224 Q1-24 82,263 Q2-24 82,219 Q3-24 83,329 Q4-24 Net Interest Income Headwinds ▪ Competitive market environment as peers compete on rate for quality credit. 0.04 Q3-24 NIM Rate environment, change in balances and funding mix, and other -0.02 Impact of purchase accounting Q4-24 NIM 2.67% 2.69% Tailwinds ▪ Deposit rate pressure easing with 12/31/24 spot rates lower than our quarterly average.

. . . Core Efficiency Ratio (1) Expense Discipline and Focused Investment 19 Core Non-Interest Expense (1) ($’000) 7,999 7,761 8,377 9,512 10,328 2,858 2,732 2,161 1,970 2,620 6,430 5,956 6,018 5,940 6,366 2,723 2,717 2,685 2,618 2,517 6,390 6,329 6,243 6,183 6,306 32,126 32,759 33,136 35,844 36,602 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 58,526 58,254 58,620 62,067 64,739 Compensation & employee benefits Occupancy & Equipment FDIC & regulatory assessments Data processing Professional fees Other Opex 60.02% Q4-23 61.05% Q1-24 63.47% Q2-24 66.00% Q3-24 67.74% Q4-24 1.71% 1.73% 1.75% 1.84% 1.90% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2)Other Opex includes marketing, check card processing, amortization of intangibles, and other expenses. ▪ Q4-24 core non-interest expenses increased by $2.7 million (or 4.3%) from the prior quarter to $64.7 million. ▪ Reflects compensation and data processing costs from acquisitions made during the second half of the year. ▪ We expect a seasonal increase in Q1-25 related to annual compensation actions and contractual vendor increases. (2)

. . .Generating Consistent Returns 20 Book Value and Tangible Book Value per Common Share ($)(1) Core ROAA(1), ROTE(1), and ROTCE(1) • Tangible book value per common share increased by $0.63 (or 3%) compared to the same quarter last year. • Capital remains strong and above “well capitalized” levels. • 1.6 million shares available to be repurchased. Capital Management ($’millions)(2) 18.35 18.63 18.93 19.28 18.98 27.96 28.32 28.67 29.02 29.08 Q4-23 Q1-24 Q2-24 Q3-24 Q4-24 Book Value per Share Tangible Book Value per Common Share 9.20% 9.67% 0.77% Q4-23 8.91% 9.36% 0.76% Q1-24 7.86% 8.26% 0.68% Q2-24 7.85% 8.24% 0.69% Q3-24 7.51% 7.89% 0.65% Q4-24 Core ROTE Core ROTCE Core ROAA 12 12 12 12 12 15 5 8.8% 10.9% 0 Q4-23 8.9% 11.0% Q1-24 9.1% 11.2% Q2-24 9.1% 11.3% 1 Q3-24 9.1% 11.2% 0 Q4-24 Tangible Stockholders’ Equity to Tangible Assets1 CET1 Share Repurchases Common Dividend (1) For non-GAAP financial measures, please refer to the ‘Non-GAAP Reconciliations’ in the Appendices for a reconciliation to GAAP financial information. (2) CET1 ratio represents an estimate as of Q4-24. 9.069.109.082 8.80

. . .Management Q1-25 Outlook 21 Loans Deposits Operating Expenses Net Interest Income • Q1-25 growth may be slower. We expect mid-single digit growth in 2025. • Maintain loan-to-deposit ratio ~100% for the entire year. Low-single digit annualized growth in Q1-25 Growth consistent with loan growth Increase to run-rate Stable to modest uptick Key Assumptions / Commentary • We expect a modest seasonal uptick in Q1-25 primarily driven annual compensation actions and contractual vendor increases. • We continue to recruit revenue producing talent and the success of those initiatives may further increase our run-rate beyond Q1-25. • Subject to expected growth and interest rate trends. Other Income Relatively stable Credit Continued benign outlook Capital Robust CET1 ratio (>10%)

. . . 22 Appendix

Conservative Risk Profile of CRE IO Office & Construction

CRE Investor-Owned: Office + Construction					
$'millions	Balance	% of Office	% of Total Loans	WA LTV	WA DSCR
General Office	516	48.8%	5.1%	50.1	1.94
Life Sciences & Medical	282	26.7%	2.8%	56.6	1.57
Credit Tenant	259	24.5%	2.6%	65.2	1.50
Office	1,056	100.0%	10.4%	55.5	1.73
Construction (all property segments)	749		7.4%		
Office + Construction	1,805		17.8%		

CRE Investor-Owned: Office + Construction CBD Bifurcation			
$'millions	Balance	% of Total	% of CBD
MA	45	2.5%	38.1%
NJ	43	2.4%	36.5%
PA	23	1.3%	19.5%
NY	7	0.4%	5.9%
Central Business District	118	6.5%	100.0%
Non Central Business District	1,688	93.5%	
Office + Construction	1,805	100.0%	

Central Business District (CBD): Office + Construction				
$'millions	Balance	% of Total	WA LTV	WA DSCR
Credit Tenant	43	36.5%	60.0	1.86
General Office	33	28.2%	51.3	2.46
Life Sciences & Medical	42	35.3%	48.6	1.36
CBD - Office & Construction	118	100.0%	53.5	1.85

In the above tables, Construction consists of all property segments (e.g., co-op, hospitality, industrial / warehouse, etc).

Portfolio Highlights

- 97% of Office & Construction loans are pass-rated (not classified or criticized).
- 93% of Office & Construction loans are classified as non-Central Business District loans.
- CBD loans comprise <1% of total assets and have a weighted average LTV of 53.5 and weighted average DSCR of 1.85.
- Office portfolio is primarily secured by small properties with >70% of the portfolio secured by properties of 300K SF or smaller.
- The average loan size of the office portfolio is $4.3 million with 49% of the portfolio under $1 million and 80% under $5 million.

Notes:
- All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of December 31, 2024, unless otherwise noted.
- WA LTV represents the weighted average of loan balances as of December 31, 2024 divided by their most recent appraisal value, which is generally obtained at the time of origination.
- WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan's respective annual debt service based on the most recent credit review of the borrower.

23

OceanFirst

. . . Hurricane Sandy Global Financial Crisis COVID-19 Pandemic Northeast Outperforms Through Credit Cycles… 24 ▪ Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions ▪ Median net charge-offs / average assets for Northeastern banks averaged 20 bps during the Global Financial Crisis compared to 50 bps for other regions. Source: SNL Financial. Option 1 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets Q3’24 NCOs Southeast 0.09% Midwest 0.08% Mid Atlantic 0.06% Northeast 0.06% Southwest 0.05% West 0.04% 0.29% 0.32% 0.51% 0.63% 0.80% 1.43% Northeast Southwest Mid Atlantic Midwest Southeast West Multiple of Northeast GFC Peak NCOs 1.1x 1.8x 2.2x 4.9x2.8x

. . .…With a Similar Story in Commercial Real Estate Portfolios 25 ▪ Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions ▪ Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions Source: SNL Financial. GFC Peak CRE NCOs Option 1 Hurricane Sandy Global Financial Crisis COVID-19 Pandemic 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24 Northeast NCO / Avg Assets Mid-Atlantic NCO / Avg Assets Southeast NCO / Avg Assets Midwest NCO / Avg Assets Southwest NCO / Avg Assets West NCO / Avg Assets 0.03% 0.04% 0.09% 0.10% 0.11% 0.16% Northeast Southwest Southeast Mid Atlantic Midwest West 1.3x 3.3x3.0x 5.7x3.9x Multiple of Northeast

. . .Non-GAAP Reconciliations (1 of 2) Non-GAAP Reconciliation For the Three Months Ended $'000 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Core Earnings: Net income available to common stockholders (GAAP) 20,905 24,112 23,369 27,663 26,678 (Less) add non-recurring and non-core items: Spring Garden opening provision for credit losses 1,426 - - - - Net loss (gain) on equity investments 5 (1,420) (887) (1,923) (2,176) Net gain on sale of trust business - (1,438) - (1,162) - FDIC special assessment - - - 418 1,663 Merger related expenses 110 1,669 - - - Income tax (benefit) expense on items (388) 270 188 642 129 Core earnings (Non-GAAP) 22,058 23,193 22,670 25,638 26,294 Income tax expense 5,083 7,464 7,082 10,637 8,591 Provision for credit losses 3,467 517 3,114 591 3,153 Less: non-core provision for credit losses 1,426 - - - - Less: income tax (benefit) expense on non-core items (388) 270 188 36,224 129 Core earnings PTPP (Non-GAAP) 29,570 30,904 32,678 36,224 37,909 Core diluted earnings per share 0.38 0.39 0.39 0.44 0.45 Core earnings PTPP diluted earnings per share 0.51 0.53 0.56 0.62 0.65 Core Ratios (Annualized): Return on average assets 0.65% 0.69% 0.68% 0.76% 0.77% Return on average tangible stockholders' equity 7.51 7.85 7.86 8.91 9.20 Return on average tangible common equity 7.89 8.24 8.26 9.36 9.67 Eff iciency ratio 67.74 66.00 63.47 61.05 60.02

. . .Non-GAAP Reconciliations (2 of 2) Non-GAAP Reconciliation $'000 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Tangible Equity Total stockholders' equity 1,702,757 1,694,508 1,676,669 1,665,837 1,661,945 Less: Goodw ill 523,308 506,146 506,146 506,146 506,146 Intangibles 12,680 7,056 7,859 8,669 9,513 Tangible stockholders' equity 1,166,769 1,181,306 1,162,664 1,151,022 1,146,286 Less: Preferred Stock 55,527 55,527 55,527 55,527 55,527 Tangible common equity 1,111,242 1,125,779 1,107,137 1,095,495 1,090,759 Tangible Assets Total Assets 13,421,247 13,488,483 13,321,755 13,418,978 13,538,253 Less: Goodw ill 523,308 506,146 506,146 506,146 506,146 Intangibles 12,680 7,056 7,859 8,669 9,513 Tangible assets 12,885,259 12,975,281 12,807,750 12,904,163 13,022,594